Silberstein Ungar, PLLC CPAs and Business Advisors

Phone (248) 203-0080
Fax (248) 281-0940
30600 Telegraph Road, Suite 2175
Bingham Farms, MI 48025-4586
www.sucpas.com

November 1, 2010

Board of Directors
Debut Broadcasting Corporation, Inc.
1011 Cherry Avenue
Nashville, TN 37203

Sent via email

To the Board of Directors:

Effective immediately, the CPA firm of Silberstein Ungar, PLLC is resigning as independent auditor for Debut Broadcasting Corporation, Inc.

We have had no disagreements with Company management over accounting issues or accounting policies.

We wish you the best of luck in the future.

/s/ Silberstein Ungar, PLLC

Silberstein Ungar, PLLC

Cc: Securities and Exchange Commission